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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          Chastain Capital Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


             Georgia                                   58-2354416
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(State of Incorporation or Organization      (IRS Employer Identification No.)


             3242 Peachtree Road, N.E.
             Suite 800
             Atlanta Georgia                           30326-1113
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(Address of Principal Executive Offices)               (Zip Code)

     If this form relates to the                  If this form relates to the registration
     registration of a class of securities        of a class of securities pursuant to Section
     pursuant to Section 12(b) of the Exchange    12(g) of the Exchange Act and is effective
     Act and is effective pursuant to General     pursuant to General Instruction A.(d), please
     Instruction A.(c), please check the          check the following box. [X]
     following box. [ ]




Securities Act registration statement file number to which this form relates:     333-42629
                                                                              ----------------
                                                                               (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to                  Name of Each Exchange on Which
  be so Registered                      Each Class is to be Registered
----------------------                  ------------------------------

None




Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
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                                (Title of Class)

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Item 1.        Description of Registrant's Securities to be Registered

               The information required by Item 1 is set forth under the caption "Description of Capital Stock" on pages 75 to 78 of the Preliminary Prospectus included in Amendment No. 2 to the Registrant's Registration Statement on Form S-11 (File No. 333-42629), which description is incorporated herein by this reference and qualified in its entirety by reference to the Registrant's Amended and Restated Articles of Incorporation and Bylaws, each of which are attached as Exhibits thereto, which set forth in full the preferences, limitations and relative rights of the Registrant's capital stock.

Item 2.        Exhibits

      1. Form of Amended and Restated Articles of Incorporation of Registrant (incorporated herein by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-11 (File No. 333-42629)).

      2. Bylaws of Registrant (incorporated herein by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-11 (File No. 333-42629)).

      3. Form of Certificate for Registrant's Common Stock, $.01 par value per share (incorporated herein by reference to Exhibit 4.1 to Registrant's Registration Statement on Form S-11 (File No. 333-42629)).
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                                   SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.




                                        CHASTAIN CAPITAL CORPORATION



                                        By: /s/ Rufus A. Chambers, Jr.
                                           ---------------------------
                                         Rufus A. Chambers, Jr.
                                         President

Dated: March 16, 1998









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                                    Exhibits


Exhibit

  1 Form of Amended and Restated Articles of Incorporation of Registrant (incorporated herein by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-11 (File No. 333-42629)).

  2       Bylaws of Registrant (incorporated herein by reference to Exhibit
          3.2 to Registrant's Registration Statement on Form S-11 (File No. 333-42629)).

  3 Form of Certificate for Registrant's Common Stock, $.01 par value per share (incorporated herein by reference to Exhibit 4.1 to Registrant's Registration Statement on Form S-11 (File No. 333-42629)).